Exhibit 10.6

CERTAIN INFORMATION (INDICATED BY “[***]”) IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

TOSHIBA

Toshiba America Electronic Components, Inc.

2950 Orchard Parkway, San Jose, CA 95131

Design and Production Agreement

Amendment #2

Netlist Inc.

This Amendment #2 (“Amendment #2”) to the Register ASIC Design and Production Agreement, dated July 31, 2008, as amended (TAEC#27N1242613) (“Agreement”) is between Toshiba America Electronic Components, Inc., with a principal place of business at 19900 MacArthur Boulevard, Suite 400, Irvine, CA 92612 (“TAEC”) and Netlist Inc. with a place of business at 51 Discovery, Suite 150 Irvine, CA 92618 (“Customer”) and sets out the terms and conditions under which TAEC will design the product identified herein for Customer, This Amendment is effective as of the date finally executed below (“Effective Date”).

1.                                      Project Name

Register ASIC

2.                                      New Schedule

The parties agree to delete the contents of Section 4 of the Agreement, Schedule, and replace it with the following

Major Project Milestones

Event	Target Date/Completed
Development PO Released	[***]
Preliminary Feasibility Study	[***]
Design Decision	[***]
Design Initiation	[***]
Package Selection Finalized	[***]
Early RTL for Pipecleaning	[***]
Final RTL (functionally correct)	[***]
Tapeout — Second Signoff (GDSII transfer)	[***]
Delivery of Prototypes	TBD
System compliance phase — start	TBD
System compliance phase — complete	TBD
1st Risk Production shipment	TBD

Production turnaround time:  16 working weeks.

Schedule is provisional.

3.                                      New Internal/External IP

The parties agree to delete the contents of Section 7 of the Agreement, Internal/External IP and replace it with the following:

Internal IP:

[***]

External IP:

[***]

Testing of Internal and External IP will proceed as set forth in the Product Testing Agreement between the parties (TAEC# 121ANN311)

Customer will he responsible for any and all support, Defect/Bug fixes, upgrades and/or maintenance that may be required for the External IP.

Customer is responsible for validating the External IP as used in the design. TAEC will generate test vectors for manufacturing testing of External IP as described in the Register DFT specification.

4.                                      Addition to Section 9, Non-Recurring Engineering Charges (“NRE”)

The parties agree to add the following provision to Section 9 of the Agreement, Non-Recurring Engineering Charges (“NRE”):

9.5                                 External IP Defects/Bugs

TAEC will be responsible [***] and [***] verification of any [***]. Customer agrees that [***] of [***] is Customer’s responsibility and TAEC does not assume any portion of financial cost incurred by Customer in [***] or [***] any [***]. In the event any [***] is identified in the [***] after TAEC has procured such [***], then TAEC will communicate in writing to Customer such [***] provider notification along with any [***] associated with fixing such [***], Customer may choose to [***] this [***] at its own discretion. TAEC will not undertake to [***] until Customer so requests in writing and the parties have agreed on a [***] for such work. If Customer requests TAEC to repair the [***] in the [***],[***] will be calculated as set forth in Section 9.2.

[***], at its sole discretion, may choose to [***]for additional [***] resulting from any [***] which [***] believes has occurred as a result of [***] actions and which was not present in the [***] upon receipt from the [***].

5.                                      Additional Features Non-Recurring Engineering Charges and Payment Schedule

5.1                               Customer agrees to pay non-recurring engineering charges (“Additional Features NRE”) to TAEC for support of design changes. Support includes:

[***]

5.2                               The Additional Features WE will be calculated according to the resources expended by TAEC.  Which will be charged at the rate of US$[***] per full-time-equivalent person per week.  TAEC will provide a weekly update to Customer regarding resources expended.

TAEC estimates that the Additional Features NRE for this Register design will be US$[***] or [***].  This estimate is subject to change.

5.3                                 The Additional Features NRE will be payable as fellows:

1.                                       US$[***] ([***]% of estimated Additional Features NRE) upon tapeout or [***] whichever is earlier.

2.                                     The balance (total person-weeks actually expended, less US$[***]), upon Delivery of Prototypes together with test lugs showing successful completion of the Toshiba Testing as defined in the Product Testing Agreement between the parties.

For the avoidance of doubt, the Additional Features NM: payable under this Amendment #2 is in addition to and does not replace the NRE payable under the Agreement and/or Amendment #1.

6.                                      Cancellation

6.1                               If Customer wishes to discontinue the project set forth in this Amendment #2 prior to tapeout, then Customer shall pay TAEC US$[***] (“Additional Features Cancellation Fee”). In addition, TALC reserves the right to invoice Customer for any resources expended by TAEC prior to cancellation in excess of 14.88 person-weeks. The Additional Features Cancellation Fee shall be offset by any amount of the Additional Features NRE already paid to TAEC by Customer.

6.2                               In the event that Customer unilaterally fails to provide information, data, or approvals necessary for TAEC to proceed with the project for a period of [***] from TAEC’s initial request for such information, data, or approvals, TAEC reserves the right to deem the project set forth in this Amendment #2 cancelled and assess the Additional Features Cancellation Fee.

Except as modified herein, all other terms and conditions of the Agreement shall remain in full force and effect per their terms.

Toshiba America Electronic Components, Inc.	NetList Inc.

/s/ Takeshi Iwamoto	/s/ Gail Itow
Signature	Signature

Gail Itow, CFO
Takeshi Iwamoto VP, Customer SoC & Foundry Business Unit	Printed Name and Title
Printed Name and Title
3/5/10
Date

3/10/10
Date